SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 8, 2005

Date of Report

(Date of earliest event reported)

SumTotal Systems, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50640	42-1607228
(Commission File No.)	(IRS Employer Identification Number)

2444 Charleston Road

Mountain View, California 94043

(Address of Principal Executive Offices)

(650) 934-9500

(Registrant’s Telephone Number, Including Area Code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Attached hereto as Exhibit 99.1 and incorporated by reference herein is Registrant’s press release dated March 8, 2005 announcing that the Company will not be able to file its annual report on Form 10-K on a timely basis and forward-looking statements relating to, among other things, the Company’s compliance with Section 404 of Sarbanes-Oxley Act of 2002 and its filing of its Form 10-K.

Item 9.01 Financial and Exhibits

(c) Exhibits

99.1	Press release of Registrant dated March 8, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2005

SumTotal Systems, Inc

By:	/s/ Erika Rottenberg
Name:	Erika Rottenberg
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Registrant’s Press Release dated March 8, 2005